SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


                            September 14, 1999
_____________________________________________________________________________
                    (Date of earliest event reported)


                        R&G Financial Corporation
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


     Puerto Rico                   0-21137                   66-0532217
_____________________________________________________________________________
(State or other jurisdiction (Commission File Number) (IRS Employer
  of incorporation)                                    Identification No.)


     280 Jesus T. Pinero Avenue
     Hato Rey, San Juan, Puerto Rico                           00918
_____________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


                              (787) 758-2424
_____________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

                               Page 1 of 3
                     Exhibit Index appears on Page 2



ITEM 5.   OTHER EVENTS
          ------------

     On September 14, 1999, R&G Financial Corporation filed its Amended and Restated Certificate of Incorporation with the Commonwealth of Puerto Rico Department of State. The Amended and Restated Certificate of Incorporation is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.   EXHIBIT
          -------

          EXHIBIT NUMBER                DESCRIPTION
          --------------                -----------

          3.1                 Amended and Restated Certificate of
                              Incorporation of R&G Financial Corporation.



















                                      2



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    R&G FINANCIAL CORPORATION



Date: November 18, 1999             By:  /s/ Joseph Sandoval
                                        -----------------------
                                        Joseph Sandoval
                                        Chief Financial Officer